


technical support
SERVICE 24/7
maintenance

JBT Corporation

Investor Presentation

November 2009

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain "forward-looking" statements which represent management's best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the "Company") with the Securities and Exchange Commission on March 11, 2009 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in this presentation.

Agenda

- Investment Highlights
- Segment Overview
- Business Fundamentals & Core Strategies

JBT Corporation

JBT Corporation





Investment Highlights

Investment Highlights

- Long, rich history in markets we helped develop
- Technology and market leader with blue chip customer base
- Global footprint with extensive capabilities
- Track record of profitable growth and stable cash flow
- Large installed base drives growth in recurring revenue
- Experienced and diverse leadership team

Long, Rich History in Markets We Helped Develop

Food Processing

1920
Introduced the Cooker Cooler



1950
Introduced the first In-line Juice Extractor



1960
Introduced the first FLoFREEZE Freezer





Air Transportation



1959
Introduced the first Jetway passenger boarding bridge



1962
Introduced the Deicer



1969
Introduced the first Cargo Loader for the Boeing 747

Our history of innovation began with John Bean

JBT Corporation

Market Leader with Blue Chip Customer Base

Our Systems:

sterilize more than 50% of the world's shelf stable canned foods	freeze more than 50% of the world's frozen foods	squeeze more than 75% of the world's citrus juices

load 70% of the world's overnight express packages	board 75% of U.S. passengers

JBT Corporation

Global Footprint with Extensive Capabilities



Headquarters
Center of Excellence
Manufacturing & Assembly
Sales & Service

More than 50% of revenue derived from outside the United States

JBT Corporation

Track Record of Profitable Growth



Revenue ($MM)
$823
$844
$978
$1,028
2005
2006
2007
2008

8% CAGR



EBITDA ($MM)
$65
$74
$86
$96
2005
2006
2007
2008

14% CAGR

Double-digit EBITDA Growth

Note: See Appendix I for reconciliation of EBITDA to Net Income

JBT Corporation

Large Base of Recurring Revenue

Delivered Base (units)

- FoodTech: 40,000+
- AeroTech: 30,000+

Recurring Revenue ($MM)



$280
$298
$336
$373
2005
2006
2007
2008

10% CAGR

Recurring revenue was 36% of 2008 total revenue

Note: Recurring revenue includes aftermarket parts and services, equipment leases, and airport services

JBT Corporation

2008 Revenue & Operating Profit by Segment

Total Revenue

$1,028M



AeroTech
FoodTech
43%
57%

Total Segment Operating Profit

$98.7M



AeroTech
FoodTech
39%
61%

JBT Corporation

FoodTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Freezing & Chilling 36% of revenue		Poultry & Meat Seafood Fruit & Vegetables Baking Products
Protein Processing 18% of revenue		Poultry & Meat Seafood
In-Container Processing 14% of revenue		Shelf-Stable Products Formulated Milks Beverages
Fruit Processing 32% of revenue		Juices Beverages
		Tomato Paste Tomato Sauces

Customers

Keystone Foods, Nestlé, Jamba Juice, ConAgra Foods, Délifrance, Moy Park, Tyson, OSI, Ingham, Sanha Farms, Sadia, Wayne Farms, Campbell's, StarKist, Heinz, Del Monte, Southern Gardens, Sunkist, Cutrale, COFCO 中粮, Morning Star, CitrOvita, Ria Bravo Tomato, Florida's Natural

JBT Corporation

Note: % of 2008 revenue excludes aftermarket parts and service

AeroTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Ground Support 43% of revenue		Container loading Cargo transporting Baggage loading Pushback/Towing Aircraft Deicing
Gate Equipment 28% of revenue		Passenger boarding Air and power supply
Military Equipment 5% of revenue		Container and palletized cargo loading
Airport Services 16% of revenue		Maintaining and monitoring facilities and equipment
Automated Systems 8% of revenue		Automated Guided Vehicle Systems for material handling

Customers

FedEx
AMR
groundforce
中国南方航空 CHINA SOUTHERN
BRITISH AIRWAYS
Menzies Aviation
AIR CHINA 中国国际航空公司
AIR FRANCE KLM
TCR
Continental
Southwest Airlines
Air Mobility Command
UNITED
DFW
Las Vegas McCarran International Airport
UPS
Department of Defense United States of America
LAX Los Angeles World Airports

JBT Corporation

Note: % of 2008 revenue excludes aftermarket parts and services for AeroTech's equipment

JBT Corporation





Business Fundamentals & Core Strategies

Solid Fundamentals in the Midst of Uncertainty

- Large base of recurring revenue & cash flow
- Broad product, customer, and geographic diversity
- Variable cost structure
- Low capital requirements & efficient working capital utilization
- Strong balance sheet and liquidity positions

Business Seasonality

% of Annual Segment EBIT

FoodTech


Q1
Q2
Q3
Q4

AeroTech


Q1
Q2
Q3
Q4

Historical Avg. ’05-07 | 2008 Actual

JBT Corporation

Core Strategies

- Extend technology leadership
- Leverage installed base
- Capture international opportunities
- Bolt-On Acquisitions

JBT Corporation



JBT Corporation


technical
support
SERVICE
24/7
maintenance

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries





Backup

JBT Corporation





Segment Information

JBT FoodTech Field of View


Food Segments
Confect
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
Bakery
Poultry
Tuna
Citrus
Tomato
Freezing and Chilling
In-Container Processing
Aftermarket Products and Services

Higher Performance Through Continuous Innovation


Freezer
Oven
Fryer
Coater
3D Portioner



GYRoCOMPACT M-Series
Spiral Freezer



GYRoCOMPACT-II Oven



DSI Accura™ Portioning System

Convenience and *Choice* Drive Demand in Developed Markets



U.S. Poultrv Production
100%
80%
60%
40%
20%
0%
% of Production
40
30
20
10
0
Billions of Lbs.
1975
1980
1985
1990
1995
2000
2005
2007
Further
Cut-Up
Whole
Lbs of Broilers

Broiler Production = 4.8% CAGR

Further Process = 6.1% CAGR





JBT Corporation

Source: National Chicken Council

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology


Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
L. America
India
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

Source: Rabobank

JBT Corporation

We Address Multiple Needs Across the Ground Support Spectrum


Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

JBT AeroTech – Market Positions

		Ground Support Equipment						Gate Equipment			Airport Services	Other Equipment		
		Loaders	Deicers	Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air		Luggage Tractors	Belt Loaders	Lav Service
	JBT	•	•	•	•	•	•	•	•	•	•			
Competitors	A	•		•	•	•			•	•		•	•	•
	B	•		•	•				•	•		•	•	•
	C			•	•		•					•	•	•
	D			•					•	•		•	•	
	E			•										
	F			•										
	G	•		•										
	H		•											
	I		•											•
	J		•											
	K	•			•	•								
	L	•				•						•		
	M						•							
	N							•			•			
	O							•						
	P								•					
	Q								•	•				
	R										•			
	S										•			
	T										•			

JBT Corporation

JBT AeroTech – Customers

2008 Sales of new equipment & technical services


Automated Guided Vehicles 8%
Other 1%
Airport Authorities 32%
Defense 13%
Ground Handlers 18%
Air Freight 7%
US Airlines 9%
Intl. Airlines 12%

JBT Corporation

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy



Actual Market Growth Rates: 1987 to 2007
Forecast Market Growth Rates: 2008 to 2028
3.1%
3.1%
5.0%
4.9%
5.6%
5.4%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2009-2028

JBT Corporation





Financial Highlights

Track Record of Profitable Growth

Revenue ($MM)


$823
$844
$978
$1,028
$327
$349
$386
$447
$497
$496
$594
$584
2005
2006
2007
2008
FoodTech
AeroTech

EBIT ($MM)


$42
$50
$61
$70
$25
$27
$32
$38
$40
$46
$55
$60
($23)
($23)
($26)
($28)
2005
2006
2007
2008
Corporate
FoodTech
AeroTech

Notes: *1) Total revenue will not foot due to other revenue and intercompany eliminations*
2) Reconciliation of EBIT (a non-GAAP measure) to Net Income is included in Appendix I

JBT Corporation

Solid Performance in Challenging Economic Environment



Revenue ($MM)
$688
$265
$424
$794
$344
$451
$596
$236
$354
Q3 YTD 2007
Q3 YTD 2008
Q3 YTD 2009
AeroTech
FoodTech



EBIT ($MM)
$38
$19
$38
($19)
$53
$31
$42
($20)
$40
$17
$35
($12)
Q3 YTD 2007
Q3 YTD 2008
Q3 YTD 2009
AeroTech
FoodTech
Corporate & Other

Notes: *1) Total revenue will not foot due to other revenue and intercompany eliminations*
2) Reconciliation of EBIT (a non-GAAP measure) to Net Income is included in Appendix II

JBT Corporation

Efficient Working Capital Management
(% of Revenue)



Selected Industrials Mean
16.3%
16.8%
18.4%
18.3%
17.8%
JBT
6.2%
2.9%
5.6%
4.8%
8.0%
2005
2006
2007
2008
2009 Q3 YTD

Notes: 1) Adjusted working capital is calculated as current assets (excluding cash and short term investments) less current liabilities (excluding current portion of debt)
2) Utilized Q3 YTD 2009 annualized revenue in calculation
3) A Reconciliation to the GAAP measure for working capital is provided in Appendix III
4) The companies included in the selected industrials sample is provided in Appendix V

JBT Corporation

Capital Expenditures

($MM)



$21.6
$1.9
$19.3
$22.7
$1.3
$21.1
$23.0
$1.2
$21.3
$22.9
$2.5
$19.4
$14.5
$2.4
$11.9
2005
2006
2007
2008
2009 Q3 YTD
AeroTech
FoodTech

Capital expenditures have historically averaged ~2% of revenues

Note: Total capital expenditures include corporate but not shown

JBT Corporation

Strong Free Cash Flow Generation

$MM	2005	2006	2007	2008	2009 Q3 YTD
Net Income from Continuing Operations	$26.4	$34.8	$40.1	$44.1	$22.2
+ Depreciation & Amortization	22.2	23.2	25.1	25.5	16.5
- Capital Expenditures	(21.6)	(22.7)	(23.0)	(22.9)	(14.5)
- Acquisitions	-	-	-	(4.5)	(6.7)
+/- Change in Operating Assets & Liabilities	(1.3)	28.6	(42.3)	(6.9)	(12.9)
+/- Other	13.7	12.8	19.2	20.5	8.6
+/- Discontinued Operations	5.5	(0.7)	2.5	0.7	-
Adjusted Free Cash Flow	**$44.9**	**$76.0**	**$21.6**	**$56.5**	**$13.2**

Notes: 1) 'Other' contains stock based compensation, disposal of assets, purchase of treasury stock, and other changes in balance sheet accounts
2) A reconciliation of Adjusted Free Cash Flow (a non-GAAP measure) to cash provided by operations, is included in Appendix IV

JBT Corporation

Attractive Return on Investment



24.0%
19.8%
19.5%
17.3%
12.5%
2005
2006
2007
2008
2009Q3

Notes: 1) Return on Investment (ROI) is calculated as net income from continuing operations plus after-tax interest expense as a percentage of average owner's net equity and long term debt.

2) 2009Q3 ROI was calculated with annualized Q3 net income from continuing operations

JBT Corporation

Debt Structure

	Credit Facility	Private Placement
Amount	• $225 MM • $70 MM drawn as of Q3 2009	• $75 MM • $75 MM drawn as of Q3 2009
Maturity	• July 31, 2013	• July 31, 2015
Pricing	• LIBOR +125 bps • $50MM swapped to 4.9% fixed rate	• 6.7%
Security	• Unsecured	• Unsecured
Covenants	• Max. Total Debt / EBITDA of 3.0x • Min. EBITDA / Interest Expense of 3.5x	• Max. Total Debt / EBITDA of 3.25x • Min. EBITDA / Interest Expense of 2.75x

JBT Corporation

JBT Corporation





Appendix

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008
Net income (GAAP measure)	$24.5	$34.6	$36.4	$44.2
add-back: (income)/loss from discontinued operations, net of taxes	1.9	0.2	3.7	(0.1)
add-back: provision for income taxes on operating income	16.0	16.0	21.5	22.4
less: interest (income)/expense, net	(0.1)	(0.4)	(0.5)	3.8
EBIT (non-GAAP measure)	$42.3	$50.4	$61.1	$70.3
add-back: depreciation expense	17.5	18.8	19.8	20.5
add-back: amortization expense	4.7	4.4	5.3	5.0
EBITDA (non-GAAP measure)	$64.5	$73.6	$86.2	$95.8

JBT Corporation

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	2007 Q3 YTD	2008 Q3 YTD	2009 Q3 YTD
Net income (GAAP measure)	$23.7	$34.1	$22.1
less: income/(loss) from discontinued operations, net of taxes	1.7	(0.3)	0.1
add-back: provision for income taxes on operating income	13.1	18.2	11.4
less: interest income, net	(0.2)	1.2	6.6
Adjusted EBIT (non-GAAP measure)	$38.3	$53.2	$40.2

JBT Corporation

Appendix III

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008	2009 Q3 YTD
Current assets	$293.9	$313.4	$369.8	$357.0	$316.1
Current liabilities	240.4	279.2	306.2	264.4	240.6
Working capital (GAAP measure)	$53.5	$34.2	$63.6	$92.6	$75.5
less: cash and cash equivalents	(2.7)	(10.3)	(9.5)	(43.6)	(12.7)
less: short-term investments	0.0	0.0	0.0	0.0	0.0
plus: short-term debt and current portion of long-term debt	0.1	0.2	1.1	0.6	0.5
Adjusted working capital (non-GAAP measure)	$50.9	$24.1	$55.2	$49.6	$63.3
Revenue	$823.3	$844.3	$978.0	$1,028.1	$793.9 [1]
Adjusted working capital as a percentage of revenue	6.2%	2.9%	5.6%	4.8%	8.0%

Note: 1) Annualized Q3 YTD 2009 Revenue

JBT Corporation

Appendix IV

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008	2009 Q3 YTD
Cash provided by operating activities (GAAP measure)	$59.6	$96.0	$33.7	$81.8	$33.2
less: capital expenditures & acquisitions	(21.6)	(22.7)	(23.0)	(27.4)	(21.2)
Free cash flow	$38.0	$73.3	$10.7	$54.4	$12.0
plus: net cash provided (required) by investing activities of discontinued operations	(0.1)	(0.4)	7.8	0.7	0.0
plus: proceeds from disposal of assets	7.0	3.1	3.1	2.1	1.2
less: purchase of stock held in treasury	0.0	0.0	0.0	(0.7)	0.0
Adjusted free cash flow (non-GAAP measure)	$44.9	$76.0	$21.6	$56.5	$13.2

JBT Corporation

Appendix V

Listing of Selected Industrials

1. AAR Corporation
2. Baldor Electric Company
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company